Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt
15.    DEBT
Short-term borrowings

[a]	Credit Facilities
The Company had an agreement for a credit facility that was drawn in euros that was secured with a USD cash deposit of 105% of the outstanding balance.
During 2021, all amounts drawn under the credit facility were repaid and the facility was terminated
[note 4]
.
On December 10, 2021, the Company amended its U.S. $750 million 364 day syndicated revolving credit facility, including an extension of the maturity date to December 9, 2022. The facility can be drawn in U.S. dollars or Canadian dollars. As of December 31, 2021, the Company has not borrowed any funds under this credit facility.

[b]
Commercial Paper Program
The Company has a U.S. commercial paper program [the “U.S. Program”] and a euro-commercial paper program [the “euro-Program”]. Under the U.S. Program, the Company may issue U.S. commercial paper notes up to a maximum aggregate amount of U.S. $1 billion. The U.S. Program is guaranteed by the Company’s existing global credit facility. There were no amounts outstanding as at December 31, 2021 and 2020.
Under the euro-Program, the Company may issue euro-commercial paper notes [the “euro notes”] up to a maximum aggregate amount of €500 million or its equivalent in alternative currencies. The euro notes issued are guaranteed by the Company’s existing global credit facility. There were no amounts outstanding as at December 31, 2021 and 2020.
Long-term borrowings

[a]	The Company’s long-term debt, net of unamortized issuance costs, is substantially uncollateralized and consists of the following:

	2021	2020
Senior Notes [note 15 [c]]
Cdn$425 million Senior Notes due 2022 at 3.100%	$336	$333
€550 million Senior Notes due 2023 at 1.900%	625	671
$750 million Senior Notes due 2024 at 3.625%	748	748
$650 million Senior Notes due 2025 at 4.150%	647	646
€600 million Senior Notes due 2027 at 1.500%	681	730
$750 million Senior Notes due 2030 at 2.450%	742	741
Bank term debt at a weighted average interest rate of approximately 4.86% [20 20 – 4.23%], denominated primarily in Chinese renminbi, Brazilian real, euro and Indian rupee	187	189
Government loans at a weighted average interest rate of approximately 0.13% [2020 – 1.54%], denominated primarily in euro, Canadian dollar and Brazilian real	8	32
Other	19	12

	3,993	4,102
Less due within one year	455	129

	$3,538	$3,973

[b]	Future principal repayments on long-term debt are estimated to be as f o llows:

2022	$455
2023	692
2024	771
2025	651
2026	3
Thereafter	1,437

$4,009

[c]
All of the Senior Notes pay a fixed rate of interest semi-annually except for the €550 million and €600 million Senior Notes which pay a fixed rate of interest annually. The Senior Notes are unsecured obligations and do not include any financial covenants. The Company may redeem the Senior Notes in whole or in part at any time, at specified redemption prices determined in accordance with the terms of each of the respective indentures governing the Senior Notes. All of the Senior Notes were issued for general corporate purposes.

[d]
On April 28, 2021, the Company amended its $2.75 billion revolving credit facility, including an extension of the maturity date for $2.6 billion from June 24, 2024 to June 24, 2026. The facility includes a $200 million Asian tranche, a $150 million Mexican tranche and a tranche for Canada, U.S. and Europe, which is fully transferable between jurisdictions and can be drawn in U.S. dollars, Canadian dollars or euros.
As a
t December 31, 20
21

and
 2020
,
 $6 million
 and $13 million
 was outstandin
g
, respectively.

[e]	Interest expense, net includes:

	2021	2020
Interest expense
Current	$12	$9
Long-term	110	96

	122	105
Interest income	(44)	(19)

Interest expense, net	$78	$86

[f]	Interest paid in cash was $122 million for the year ended December 31, 2021 [2020 - $104 million].